COMMISSIONER OF SECURITIES
STATE OF GEORGIA

IN THE MATTER OF:	*	
	*	
Willis B. Hale, Peer Review Mediation and Arbitration, Inc., Ebiznet Corporation, Ebiznet.com Corporation, and Merge Media Inc.,	*	**Case Number: ENSC-00033**
	*	
Respondents.	*	

CONSENT ORDER

Under the authority of Section 11(a)(1) of the Georgia Securities Act of 1973, as amended, O.C.G.A. §§ 10-5-1 *et seq.* (hereinafter "Act"), the Georgia Commissioner of Securities (hereinafter "Commissioner") has caused an investigation to be made into certain acts, practices, and transactions engaged in by Willis B. Hale, Peer Review Mediation and Arbitration, Inc., Ebiznet Corporation, Ebiznet.com Corporation, and Merge Media Inc. (hereinafter collectively referred to as "Respondents"). As a result of the investigation the Commissioner makes the following Findings of Fact and Conclusions of Law:

FINDINGS OF FACT

1.

Peer Review Mediation and Arbitration, Inc. ("Peer Review") was incorporated in the State of Florida on April 16, 2001. Peer Review's business address is 1450 S. Dixie Hwy, Suite 201, Boca Raton, Florida 33432. The corporation has an active status with the Florida Department of State, Division of Corporations.

2.

Peer Review is not registered in Georgia pursuant to the Georgia Business Corporation Code.

3.

Willis B. Hale is the chief executive officer of Peer Review.

4.

Merge Media Inc. was incorporated in the State of Florida on May 25, 2000. Merge Media Inc.'s business address is 1450 S. Dixie Hwy, Suite 201, Boca Raton, Florida 33432. Merge Media Inc. was previously known as Ebiznet Corporation and Ebiznet.com Corporation. Name change amendments were filed on February 7, 2001 and August 10, 2001. The corporation has an active status with the Florida Department of State, Division of Corporations. Neither Merge Media Inc. nor either of the

Ebiznet entities has a registration in Georgia pursuant to the Georgia Business Corporations Code.

5.

Willis B. Hale is the only officer of Merge Media Inc. as listed with the Florida Department of State, Division of Corporations.

6.

According to its website, www.peerreviewboard.com, Peer Review "is a leading source for medical consulting, medical expert witnesses and litigation support. [Peer Review] delivers medical consulting services to attorneys, managed care organizations, healthcare providers and professional liability insurers." The business of Ebiznet Corporation, Ebiznet.com Corporation, and Merge Media Inc. is the same or substantially similar to that of Peer Review.

7.

According to the website, Peer Review "is making one million shares of common stock available to qualified, accredited investors. The offering is a Regulation D 506." A search of EDGAR (Electronic Data Gathering, Analysis, and Retrieval System) shows no such filing with the U.S. Securities and Exchange Commission.

8.

In 2002, a resident of the State of Georgia bought an investment certificate in Ebiznet Corporation in the amount of $15,000.00. This same resident was solicited in June of 2004 to invest in Peer Review.

9.

The Ebiznet Corporation investment certificate, at either the time of offer or sale, was not subject to an effective registration statement pursuant to O.C.G.A. § 10-5-5, nor was the certificate exempt from registration under O.C.G.A. § 10-5-8 or § 10-5-9, nor was it a federal covered security.

10.

Investment certificates offered for sale or sold by Peer Review were not subject to an effective registration statement pursuant to O.C.G.A. § 10-5-5, were not exempt from registration under O.C.G.A. § 10-5-8 or § 10-5-9, nor was it a federal covered security.

11.

The Georgia investor has not received information that she has requested from the company. The refusal to provide requested information is an intentional and willful act by the Respondents.

CONCLUSIONS OF LAW

12.

The Commissioner concludes that the facts as above stated are sufficient in law to establish the existence of the following conclusions of law:

13.

The investment certificates referred to in paragraphs 8, 9, and 10 above are a "security" as defined by O.C.G.A. § 10-5-2(a)(26).

14.

Willis B. Hale offered for sale and sold unregistered, non-exempt securities within the State of Georgia in violation of O.C.G.A. §§ 10-5-5(a) and 10-5-12(a)(1).

15.

Peer Review offered for sale and sold unregistered, non-exempt securities within the State of Georgia in violation of O.C.G.A. §§ 10-5-5(a) and 10-5-12(a)(1).

16.

Merge Media Inc. formally known as Ebiznet Corporation and Ebiznet.com Corporation offered for sale and sold unregistered, non-exempt

securities within the State of Georgia in violation of O.C.G.A. §§ 10-5-5(a) and 10-5-12(a)(1).

17.

Respondents, by failing or refusing to furnish an investor information to which he is entitled, have engaged in a practice or course of business which has operated as a fraud or deceit upon the purchaser in violation of Rule and Regulation of the State of Georgia 590-4-4-.03. Consequently, Respondents have willfully violated O.C.G.A. §§ 10-5-12(a)(1) and 10-5-12(a)(2).

18.

Respondents' conduct described above constitutes intentional and willful acts and subjects Respondents to the civil penalty provisions of O.C.G.A. § 10-5-13(a)(1)(A)(iv).

ORDER

19.

WHEREFORE, by the authority vested in me as Commissioner of Securities of the State of Georgia,

IT IS HEREBY ORDERED that Willis B. Hale, Peer Review Mediation and Arbitration, Inc., Ebiznet Corporation, Ebiznet.com

Corporation, and Merge Media Inc. shall **CEASE AND DESIST** all violations of the Georgia Securities Act of 1973, as amended.

The entry of this Order is deemed to be in the public interest and shall not be deemed to constitute findings or conclusions relating to other persons and shall not be deemed to be a waiver or estoppel on the part of the Commissioner from proceeding in individual actions against any person who may have violated the Act or any transactions not currently known to the Commissioner at the time this Order was issued.

SO ORDERED, this 14th day of August, 2006.

CATHY COX
COMMISSIONER OF SECURITIES
STATE OF GEORGIA

BY: Cathy Cox

~~**Tonya Cureton Curry**~~
~~**Assistant Securities Commissioner**~~

CONSENT TO ENTRY OF ADMINISTRATIVE ORDER

1.

Willis B. Hale. and its principal officer, Willis B. Hale (hereinafter collectively referred to as "Respondents") have been represented by counsel in this matter and hereby acknowledge that they have been served with a copy of this Consent Order, have read the Consent Order, and are aware of their right to a hearing and an appeal in this matter pursuant to O.C.G.A. § 10-5-16.

2.

Respondents neither admit nor deny the findings of fact or the conclusions of law contained herein and consent to the entry of the foregoing Consent Order.

3.

Respondents do hereby agree to cease and desist from further violations of the Georgia Securities Act of 1973, as amended.

4.

Respondents do hereby agree to make an offer of rescission to B.M., a resident of Big Canoe, Georgia, in the amount of $15,000.00 within ten (10) days of the execution of this Consent Order. The offer of rescission shall be in substantially the same form as the document attached hereto as Exhibit "A."

5.

Respondents do hereby agree to reimburse the Commissioner of Securities in the amount of $10,000.00 to cover the costs of the investigation and litigation in this matter. Such payment shall be by certified funds or Respondent's counsel's escrow check and made payable to the Commissioner of Securities upon Respondent's execution of this Consent Order. Such check shall be made payable to the "Georgia Commissioner of Securities."

6.

Upon receipt of the $10,000.00 reimbursement, confirming that the offer of rescission has been made to B.M., and if B.M. accepts the offer of rescission that payment in the amount of $15,000.00 has been made free and clear to B.M. (other than the requirement that B.M. return to the undersigned counsel all shares of Respondents, as that term is defined in the offer of rescission attached hereto as Exhibit "A") or if, despite such offer of rescission having been made to B.M. she rejects such offer, the Commissioner shall vacate the Order entered in this matter on or about November 29, 2004. In addition, upon confirmation that the conditions above have occurred, the Commissioner shall cause the fi fa issued as a result of the action styled Cathy Cox v. Willis B. Hale, Case No. 05CV 747 C, in the Superior Court of Dawson County to be

marked satisfied of record.

7.

If at any time it appears to the Commissioner that Respondents have failed to comply with this Consent Order or has made any other material misrepresentation or omission in regards to the instant case, the Commissioner may take further action under O.C.G.A. § 10-5-13, including but not limited to criminal prosecution. Prior to any further action, the Commissioner will give Respondents notice and, if the failure to comply is curable, the right to cure within ten (10) days. Nothing in this paragraph shall be deemed to afford to Respondents any right to a hearing pursuant to O.C.G.A.§10-5-16.

By: [signature] **Date:** 7-27-06

Willis B. Hale, Individually and on behalf of Peer Review Mediation and Arbitration, Inc., Ebiznet Corporation, Ebiznet.com Corporation, and Merge Media Inc.

[signature]

CATHY COX
COMMISSIONER OF SECURITIES
STATE OF GEORGIA

Date: 14 August 2006